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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  Interwave Communications International, Ltd.
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             (Exact name of Registrant as specified in its charter)

                   Bermuda                               N/A
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  (State of incorporation or organization)  (I.R.S. Employer Identification No.)

656 Bair Island Road, Suite 108; Redwood City, California           94063
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       (Address of principal executive offices)                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

333-92967
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Securities to be registered pursuant to Section 12(b) of the Act:

                         Common Shares, $0.001 Par Value
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                                (Title of Class)

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Item 1.     Description of Registrant's Securities to be Registered
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            The class of securities to be registered hereunder is Common
Stock, $0.001 par value per share, of Interwave Communications International, Ltd. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form F-1 (File No. 333-92967), as originally filed and subsequently amended (the "Registration Statement on Form F-1"), which Registration Statement on Form F-1 was originally filed with the Securities and Exchange Commission on December 17, 1999, is incorporated herein by reference.

Item 2.     Exhibits
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
Number                  Description
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 3.1*       Bye-laws of the Registrant with amendments

 4.1*       Form of the Registrant's common share certificates

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* Incorporated by reference to the Exhibits of the same number to the
  Registrant's F-1 Registration Statement.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 21, 2000

                                   Interwave Communications International, Ltd.


                                   By:  /s/  PRISCILLA M. LU
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                                        Chief Executive Officer

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